UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of stockholders of Kinder Morgan, Inc. (“KMI”) described in Item 5.07 below, KMI stockholders approved a proposal to amend KMI’s certificate of incorporation to increase the number of authorized shares of Class P common stock, par value $0.01 per share, of KMI (the “KMI common stock”) from 2,000,000,000 to 4,000,000,000. On November 21, 2014, KMI filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of KMI common stock to 4,000,000,000. The foregoing description of the Certificate of Amendment is qualified in its entirety by the text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On November 20, 2014, Kinder Morgan, Inc. (“KMI”) held a special meeting of its stockholders in order to vote upon proposals relating to the proposed mergers of Kinder Morgan Management, LLC (“KMR”), Kinder Morgan Energy Partners, L.P. (“KMP”) and El Paso Pipeline Partners, L.P. (“EPB”) with wholly owned subsidiaries of KMI (the “Proposed Transactions”).  At the meeting, KMI stockholders were asked to vote on the following proposals: (i) to approve an amendment of the certificate of incorporation of KMI to increase the number of authorized shares of KMI common stock from 2,000,000,000 to 4,000,000,000 (the “Charter Amendment Proposal”), (ii) to approve the issuance of shares of KMI common stock (the “Stock Issuance Proposal”) in the Proposed Transactions and (iii) to approve the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the special meeting (the “Adjournment Proposal”).

As of the close of business on October 20, 2014, the record date for determining the KMI stockholders entitled to vote on the proposals at the special meeting, there were 1,028,229,501 shares of KMI common stock outstanding and entitled to vote at the special meeting.  At the special meeting, holders of 813,322,146 shares of KMI common stock were present in person or represented by proxy, constituting a quorum.  Final voting results are presented below.

Proposal 1: The Charter Amendment Proposal

KMI stockholders approved the Charter Amendment Proposal based on the following results:

	FOR	AGAINST	ABSTAIN
KMI common stock	805,699,713	3,370,882	4,251,551

Proposal 2: The Stock Issuance Proposal

KMI stockholders approved the Stock Issuance Proposal based on the following results:

	FOR	AGAINST	ABSTAIN
KMI common stock	807,134,463	1,804,614	4,383,069

Proposal 3: The Adjournment Proposal

KMI stockholders approved the Adjournment Proposal based on the following results:

	FOR	AGAINST	ABSTAIN
KMI common stock	774,650,234	34,352,667	4,319,245

Adjournment of the special meeting was not necessary because there were sufficient votes at the time of the special meeting to approve the Charter Amendment Proposal and the Stock Issuance Proposal.

Item 8.01.                                        Other Events

On November 20, 2014, KMI, KMR, KMP and EPB issued a joint press release announcing that each of KMI, KMR, KMP and EPB held special meetings of their equity holders to vote upon proposals relating to the Proposed Transactions, and that the equity holders of KMI, KMR, KMP, and EPB approved the Proposed Transactions and related proposals.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

3.1                               Certificate of Amendment of Certificate of Incorporation of Kinder Morgan, Inc., dated November 21, 2014.

99.1                        Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 20, 2014.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

KMI has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (“Registration Statement”), which contains a proxy statement for KMI and a proxy statement / prospectus for each of KMP, KMR and EPB.  The Registration Statement was declared effective by the SEC on October 22, 2014. Each of KMI, KMP, KMR and EPB mailed to their respective security holders, as applicable, a proxy statement or proxy statement / prospectus in connection with the Proposed Transactions on or about October 22, 2014. The Registration Statement, the KMI proxy statement and each proxy statement / prospectus contain important information about KMI, KMP, KMR, EPB, the Proposed Transactions and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY, AS APPLICABLE, THE REGISTRATION STATEMENT, THE PROXY STATEMENT FOR KMI, THE PROXY STATEMENT / PROSPECTUS FOR EACH OF KMP, KMR AND EPB AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT OR THE APPLICABLE PROXY STATEMENT / PROSPECTUS.

Investors and security holders will be able to obtain copies of the KMI proxy statement and each proxy statement / prospectus as well as other filings containing information about KMI, KMP, KMR and EPB, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by KMI, KMP, KMR and EPB will be made available free of charge on Kinder Morgan, Inc.’s website at http://www.kindermorgan.com/investor/ or by written request by contacting the investor relations department of KMI, KMP, KMR or EPB at the following address: 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, Attention: Investor Relations or by phone at (713) 369-9490 or by email at km_ir@kindermorgan.com.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

By:	/s/ David R. DeVeau
Name: David R. DeVeau
Title: Vice President

Date: November 21, 2014

EXHIBIT INDEX

3.1                               Certificate of Amendment of Certificate of Incorporation of Kinder Morgan, Inc., dated November 21, 2014.

99.1                        Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 20, 2014.